Exhibit 21

LIST OF SUBSIDIARIES OF THE REGISTRANT
As of December 31, 2018

Entity Name	Jurisdiction of Formation
A. Schulman AG	Switzerland
A. Schulman Asia Limited	Hong Kong
A. Schulman Australia Pty Ltd	Australia
A. Schulman Belgium BVBA	Belgium
A. Schulman Canada Ltd.	Ontario
A. Schulman Castellon S.L.	Spain
A. Schulman de Mexico S.A. de C.V.	Mexico
A. Schulman del Peru S.A.C.	Peru
A. Schulman Europe GmbH & Co. KG	Germany
A. Schulman Europe International B.V.	Netherlands
A. Schulman Europe Verwaltungs GmbH	Germany
A. Schulman Gainsborough Ltd	United Kingdom
A. Schulman GmbH	Germany
A. Schulman Holding Company France S.A.S.	France
A. Schulman Holdings (France) S.A.S.	France
A. Schulman Holdings S.à.r.l.	Luxembourg
A. Schulman Inc. Limited	United Kingdom
A. Schulman International Inc.	Delaware
A. Schulman International Services BVBA	Belgium
A. Schulman Ireland Limited	Ireland
A. Schulman Magyarország Kereskedelmi Korlátolt Felelősségű Társaság	Hungary
A. Schulman Nordic AB	Sweden
A. Schulman Plásticos do Brasil Ltda.	Brazil
A. Schulman Plastics (Branch)	United Arab Emirates
A. Schulman Plastics (Dongguan) Ltd.	China
A. Schulman Plastics (Malaysia) Sdn. Bhd.	Malaysia
A. Schulman Plastics (Suzhou) Co., Ltd.	China
A. Schulman Plastics BVBA	Belgium
A. Schulman Plastics bvba Bornem Sucursala Cluj-Napoca	Romania
A. Schulman Plastics India Private Limited	India
A. Schulman Plastics PTY. LTD.	Australia
A. Schulman Plastics S.r.l.	Italy
A. Schulman Plastics SAS	France
A. Schulman Plastіk Sanayi ve Ticaret Anonim Sirketi	Istanbul
A. Schulman Polska Sp. z o.o.	Warsaw
A. Schulman Real Estate GmbH & Co. KG	Germany
A. Schulman S.à.r.l.	Luxembourg
A. Schulman S.A.S.	France
A. Schulman 's-Gravendeel B.V.	Netherlands
A. Schulman Thermoplastic Compounds Limited	United Kingdom
A. Schulman Thermoplastic Compounds Sdn Bhd	Malaysia
A. Schulman, Inc.	Delaware

Entity Name	Jurisdiction of Formation
A.Schulman Plastics, odštěpný závod	Czech Republic
A.Schulman Poznan Sp. Z o.o.	Poland
Al Waha Petrochemical Company	Saudi Arabia
AS Global Holdings, Inc.	Delaware
AS Mex Hold S.A. de C.V.	Mexico
AS Worldwide LLC & Cie, S.C.S.	Luxembourg
AS Worldwide, LLC	Delaware
ASI Akron Land Co.	Delaware
ASI Employment S.A. de C.V.	Mexico
ASI Investments Holding Co.	Delaware
Basell (Thailand) Holdings B.V.	Netherlands
Basell Advanced Polyolefins (Dalian) Co. Ltd.	China
Basell Advanced Polyolefins (Suzhou) Co. Ltd.	China
Basell Advanced Polyolefins (Thailand) Company Ltd.	Thailand
Basell Arabie Investissements SAS	France
Basell Asia Pacific Limited	Hong Kong
Basell Bayreuth Chemie GmbH	Germany
Basell Benelux B.V.	Netherlands
Basell Canada Inc.	Ontario
Basell Chemie Köln GmbH	Germany
Basell Deutschland GmbH	Germany
Basell Europe Holdings B.V.	Netherlands
Basell France S.A.S.	France
Basell Germany Holdings GmbH	Germany
Basell Holdings Middle East GmbH	Germany
Basell Ibérica Poliolefinas Holdings S.L.	Spain
Basell International Holdings B.V.	Netherlands
Basell International Trading FZE	United Arab Emirates
Basell Italia S.r.l	Italy
Basell Mexico, S. de R.L. de C.V.	Mexico
Basell Moyen Orient Investissements SAS	France
Basell North America Inc.	Delaware
Basell Orlen Polyolefins Sp. Z.o.o.	Poland
Basell Orlen Polyolefins Sprzedaz Sp. Z.o.o.	Poland
Basell Poliolefinas Comercial Espagnola S.L.	Spain
Basell Poliolefinas Iberica S.L.	Spain
Basell Poliolefinas Ltda.	Brazil
Basell Poliolefinas, S. de R.L. de C.V.	Mexico
Basell Poliolefine Italia S.r.l.	Italy
Basell Polyolefin Istanbul Ticaret Limited Sirketi	Turkey
Basell Polyolefine GmbH	Germany
Basell Polyolefines France S.A.S.	France
Basell Polyolefins Company BVBA	Belgium
Basell Polyolefins India Private Limited	India
Basell Polyolefins Korea Ltd.	Korea

Entity Name	Jurisdiction of Formation
Basell Polyolefins UK Limited	United Kingdom
Basell Sales & Marketing Company B.V.	Netherlands
Basell Service Company B.V.	Netherlands
Basell Slovakia s.r.o.	Slovakia
Basell Trading (Shanghai) Co. Ltd.	Shanghai
Basell UK Holdings Limited	United Kingdom
Basell UK Ltd.	United Kingdom
BKV Beteiligungs- und Kunststoffverwertungs-gesellschaft mbH	Germany
BMC Deutschland GmbH	Germany
BMC Dongguan Limited	China
BMC Far East Limited	Hong Kong
BMC TetraDURTurkey Plastik Hammadde Kompozit Üretim Sanayi ve Ticaret Limted Şirketi	Turkey
Brindisi Servizi Generali S.c.a.r.l.	Italy
Bulk Molding Compounds do Brasil Industria de Plásticos Reforçados Ltda.	Brazil
Bulk Molding Compounds Mexico, S. de R.L. de C.V.	Mexico
Bulk Molding Compounds, Inc.	Illinois
Citadel Brazil Holdings LLC	Delaware
Citadel Intermediate Holdings, LLC	Delaware
Citadel Plastics Holdings Coöperatief U.A.	Amsterdam
Citadel Plastics Holdings, Inc.	Delaware
Citadel Plastics Mexico Holdings, LLC	Delaware
Citadel Plastics Netherlands Holdings, LLC	Delaware
Compagnie de Distribution des Hydrocarbures SAS	France
Compagnie Petrochimique de Berre SAS	France
Elian S.A.S.	France
EMS Holding Ltd.	Ohio
EPS Ethylen-Pipeline-Süd Geschäftsführungs GmbH	Germany
EPS Ethylen-Pipeline-Süd GmbH & Co. KG	Germany
Equistar Bayport, LLC	Delaware
Equistar Chemicals, LP	Delaware
Equistar GP, LLC	Delaware
Equistar LP, LLC	Delaware
Equistar Mont Belvieu Corporation	Delaware
GuangZhou Basell Advanced Polyolefins Co., Ltd.	China
Hadlock Plastics, LLC	Delaware
HGGC Citadel Plastics Holdings, Inc.	Delaware
HGGC Citadel Plastics Intermediate Holdings, Inc.	Delaware
HMC Polymers Company Limited	Thailand
Houston Refining LP	Delaware
HPC Holdings, LLC	Delaware
I.F.M. S.c.a.r.l.	Italy
ICO Europe C.V.	Netherlands
ICO Holdings New Zealand Limited	New Zealand
ICO Holdings, LLC	Texas
ICO Petrochemical Cayman Islands	Cayman

Entity Name	Jurisdiction of Formation
ICO Polymers Cayman Islands	Cayman
Indelpro, S.A. de C.V.	Mexico
Infraserv GmbH & Co Knapsack KG	Germany
Infraserv GmbH & Co. Höchst KG	Germany
Inmobiliaria Satchmo, S. de R.L. de C.V.	Mexico
Innovación Y Desarrollo en Materiales Avanzados, A.C.	Mexico
J.R. Courtenay (N.Z.) Limited	New Zealand
La Porte Methanol Company, L.P.	Delaware
Limited Liability Company "LyondellBasell Polyolefins"	Togliatti, Samara region
Limited Liability Company A. Schulman	Russia
LPI Holding Company	Delaware
Lucent Polymers Inc.	Delaware
LYB (Barbados) SRL	Barbados
LYB Advanced Polymer Solutions Ireland Limited	Ireland
LYB Americas Finance Company LLC	Delaware
LYB Americas Finance Holdings B.V.	Netherlands
LYB Bermuda Ltd.	Bermuda
LYB DISC Inc.	Delaware
LYB Equistar Holdings LLC	Delaware
LYB Export Holdings Limited	England
LYB Exports Inc.	Delaware
LYB Finance Company B.V.	Netherlands
LYB International Finance B.V.	Netherlands
LYB International Finance II B.V.	Netherlands
LYB International Finance III, LLC	Delaware
LYB Ireland 2 Limited	Ireland
LYB Ireland Limited	Ireland
LYB Luxembourg III S.à r.l.	Luxembourg
LYB Luxembourg S.à r.l.	Luxembourg
LYB Receivables LLC	Delaware
LYB Trading Company B.V.	Netherlands
LYB Treasury Services Ltd.	United Kingdom
Lyondell Asia Holdings Limited	Hong Kong
Lyondell Centennial Corp.	Delaware
Lyondell Chemical Company	Delaware
Lyondell Chemical Europe, Inc.	Delaware
Lyondell Chemical Overseas Services, Inc.	Delaware
Lyondell Chemical Products Europe LLC	Delaware
Lyondell Chemical Properties, L.P.	Delaware
Lyondell Chemical Technology 1 Inc.	Delaware
Lyondell Chemical Technology Management, Inc.	Delaware
Lyondell Chemical Technology, L.P.	Delaware
Lyondell Chemie (PO-11) B.V.	Netherlands
Lyondell Chemie (POSM) B.V.	Netherlands
Lyondell Chemie Nederland B.V.	Netherlands

Entity Name	Jurisdiction of Formation
Lyondell Chimie France SAS	France
Lyondell China Holdings Limited	Hong Kong
Lyondell France Holdings SAS	France
Lyondell Greater China Holdings Limited	Hong Kong
Lyondell Greater China Trading Limited	China
Lyondell Greater China, Ltd.	Delaware
Lyondell Japan, Inc.	Japan
Lyondell PO-11 C.V.	Netherlands
Lyondell POJVGP, LLC	Delaware
Lyondell POJVLP, LLC	Delaware
Lyondell POTechGP, Inc.	Delaware
Lyondell POTechLP, Inc.	Delaware
Lyondell Refining Company LLC	Delaware
Lyondell Refining I LLC	Delaware
Lyondell South Asia Pte Ltd	Singapore
LyondellBasell Acetyls Holdco, LLC	Delaware
LyondellBasell Acetyls, LLC	Delaware
LyondellBasell Advanced Polyolefins Mexico, S.A. de C.V.	Mexico
LyondellBasell Australia (Holdings) Pty Ltd	Australia
LyondellBasell Australia Pty Ltd	Australia
LyondellBasell Brasil Ltda.	Brazil
LyondellBasell China Holdings B.V.	Netherlands
LyondellBasell Covestro Manufacturing Maasvlakte V.O.F.	Netherlands
LyondellBasell Disaster Relief Fund	Delaware
LyondellBasell F&F Holdco, LLC	Delaware
LyondellBasell Finance Company	Delaware
LyondellBasell Holdings France SAS	France
LyondellBasell Industries Holdings B.V.	Netherlands
LyondellBasell Industries N.V.	Netherlands
LyondellBasell Investment LLC	Delaware
LyondellBasell Malaysia Sdn. Bhd.	Malaysia
LyondellBasell Methanol GP, Inc.	Delaware
LyondellBasell Methanol LP, Inc.	Delaware
LyondellBasell Polyolefin (Shanghai) Co., Ltd.	China
LyondellBasell Services France S.A.S.	France
LyondellBasell Subholdings B.V.	Netherlands
LyondellBasell Syrma SAS	France
LyondellBasell Taiwan Co., Ltd.	Taiwan
LyondellBasell Transportation Company, LLC	Delaware
Natpet Schulman Specialty Plastic Compounds	Saudi Arabia
Ningbo ZRCC Lyondell Chemical Co. Ltd.	China
Ningbo ZRCC Lyondell Chemical Marketing Co. Ltd.	China
NOC Asia Limited	Hong Kong
OE Insurance Ltd	Bermuda
Oil Casualty Insurance, Ltd.	Bermuda

Entity Name	Jurisdiction of Formation
Oil Insurance Limited	Bermuda
PD Glycol LP	Texas
PO JV, LP	Delaware
PO Offtake, LP	Delaware
Poly Pacific Polymers Sdn. Bhd.	Malaysia
Poly Pacific Pty. Ltd.	Australia
PolyMirae Co., Ltd.	Korea
POSM II Limited Partnership, L.P.	Delaware
POSM II Properties Partnership LLC	Delaware
Premix Holding Company	Delaware
Premix, Inc.	Ohio
Prime Colorants, Inc.	Tennessee
PT ASchulman Plastics Commercial	Indonesia
PTA. Schulman Plastics	Indonesia
PTT Chemical PCL	Thailand
QCP B.V.	Netherlands
QCP Holding B.V.	Netherlands
QCP IP B.V.	Netherlands
Quantum Composites, Inc.	Ohio
Rayong Olefins Co., Ltd.	Thailand
RIGK GmbH Gesellschaft zur Rückführung industrieller and gewerblicher Kunstoffverpackungen mbH	Germany
San Jacinto Rail Limited	Delaware
Saudi Ethylene & Polyethylene Company	Saudi Arabia
Saudi Polyolefins Company	Saudi Arabia
SCG ICO Polymers Company Limited	Thailand
Sociedad Espanola De Materiales Plasticos, Semap, S.A.	Spain
Société des Stockages Petroliers du Rhône SA	France
Stichting TopCo, in liquidation	Netherlands
Surplast S.A.	Argentina
Technology JV, LP	Delaware
tetra-DUR Kunststoff-Produktion GmbH	Germany
The Matrixx Group, Incorporated	Indiana
TRV Thermische Rückstandsverwertung GmbH & Co. KG	Germany
TRV Thermische Rückstandsverwertung Verwaltungs-GmbH	Germany
ULSAN PP Co., Ltd.	Korea